EXECUTION COPY

Exhibit 10.11

FIRST AMENDMENT TO CREDIT AGREEMENT

          FIRST AMENDMENT TO CREDIT AGREEMENT dated as of February 5, 2007 (this “Amendment”), among CALGON CARBON CORPORATION, a corporation organized under the laws of the State of Delaware (the “Company”), CALGON CARBON INVESTMENTS INC., a corporation organized under the laws of the State of Delaware (“Calgon Investments”), CHEMVIRON CARBON LIMITED, a private company limited by shares organized under the laws of England and Wales with company number 02208285 (“Chemviron”), WATERLINK (UK) HOLDINGS LIMITED, a private company limited by shares organized under the laws of England and Wales with company number 03181974 (“Waterlink”), SUTCLIFFE SPEAKMAN LIMITED, a private company limited by shares organized under the laws of England and Wales with company number 029081113 (“Sutcliffe”), LAKELAND PROCESSING LIMITED, a private company limited by shares organized under the laws of England and Wales with company number 02926645 (“Lakeland”), CHARCOAL CLOTH (INTERNATIONAL) LIMITED, a private company limited by shares organized under the laws of England and Wales with company number 02743909 (“Charcoal International”), BSC COLUMBUS, LLC, a limited liability company organized under the laws of the State of Delaware (“BSC”), and CCC COLUMBUS LLC, a limited liability company organized under the laws of the State of Delaware (“Columbus”), the Lenders party hereto, J.P. MORGAN EUROPE LIMITED, as the European Administrative Agent, JPMORGAN CHASE BANK, N.A., as the US Administrative Agent, and J.P. MORGAN SECURITIES, INC., as Sole Bookrunner and Sole Lead Arranger.

          WHEREAS the Loan Parties are party to a Credit Agreement dated as of August 18, 2006, with the Lenders party thereto (the “Existing Lenders”) and the Administrative Agents party thereto (as heretofore modified, supplemented and restated and in effect on the date hereof, the “Existing Credit Agreement”, and as amended hereby, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by the making of loans) to be made by the Existing Lenders to the Loan Parties in an aggregate principal amount not exceeding $50,000,000;

          WHEREAS the Loan Parties have requested that the Administrative Agents and the Lenders amend the Existing Credit Agreement to (i) increase the Total Revolving Commitment to an amount not exceeding $55,000,000 and (ii) amend the Existing Credit Agreement in certain other respects, and the Administrative Agents and the Lenders have agreed to do so, subject to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

1.       Capitalized Terms.

Capitalized terms used herein which are defined in the Existing Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

2.       Amendments to Credit and Security Agreement.

          Subject to the satisfaction of the terms and conditions set forth in Section 4 hereof and in reliance on the representations set forth in Section 3 hereof, the Loan Parties, the Lenders and the Administrative Agents agree that the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

          (a)          Amendments to Section 1.01 of the Existing Credit Agreement. Section 1.01 of the Existing Credit Agreement is hereby amended as follows:

                        (i)          The following new definitions are hereby inserted in appropriate alphabetical order:

               “Eligible UK Slow Moving Finished Goods Inventory” means Eligible UK Inventory consisting of finished goods, which finished goods the UK Borrowers have designated as slow moving on their books and records but which the Administrative Agents have determined, in their Permitted Discretion, are still eligible for inclusion in the UK Borrowing Base.

               “Eligible UK Specialized Raw Material Inventory” means Eligible UK Inventory consisting of raw materials to be utilized by the UK Borrowers to produce customized finished goods for specified customers, which raw materials the UK Borrowers have designated as specialized raw materials on their books and records.

               “Eligible UK Standard Finished Goods Inventory” means Eligible UK Inventory consisting of finished goods, which finished goods have not been designated as slow moving by the UK Borrowers or by the Administrative Agents in their Permitted Discretion.

               “Eligible UK Standard Raw Material Inventory” means Eligible UK Inventory consisting of raw materials to be utilized by the UK Borrowers to produce finished goods for their customers generally, which raw materials have not been designated as specialized raw materials by the UK Borrowers or by the Administrative Agents in their Permitted Discretion.

               “Eligible US Slow Moving Finished Goods Inventory” means Eligible US Inventory consisting of finished goods, which finished goods the US Borrowers have designated as slow moving on their books and records but which the US Administrative Agent has determined, in its Permitted Discretion, are still eligible for inclusion in the US Borrowing Base.

               “Eligible US Specialized Raw Material Inventory” means Eligible US Inventory consisting of raw materials to be utilized by the US Borrowers to produce customized finished goods for specified customers, which raw materials the US Borrowers have designated as specialized raw materials on their books and records.

               “Eligible US Standard Finished Goods Inventory” means Eligible US Inventory consisting of finished goods, which finished goods have not been designated as slow moving by the US Borrowers or by the US Administrative Agent in its Permitted Discretion.

               “Eligible US Standard Raw Material Inventory” means Eligible US Inventory consisting of raw materials to be utilized by the US Borrowers to produce finished goods for their customers generally, which raw materials have not been designated as specialized raw materials by the US Borrowers or by the US Administrative Agent in its Permitted Discretion.

                           (ii)          The definition of “Belgian Availability” is hereby amended by deleting the word “Commitment” in the second line and replacing it with “Commitments.”

                           (iii)          The definition of “Belgian Borrowing Base” is hereby amended by deleting such definition in its entirety and substituting the following therefor:

“Belgian Borrowing Base” means, at any time, the sum of:

(a)	80% of the Eligible Belgian Accounts at such time, minus

(b)	if applicable, Belgian Reserves minus

(c)	Reserves (in each case expressed in Dollars) plus

(d)	to the extent Belgian Availability would be less than zero, US Availability.

The Administrative Agents may, in their Permitted Discretion, reduce the advance rate set forth above, adjust Belgian Reserves or Reserves or reduce one or more of the other elements used in computing the Belgian Borrowing Base.

                     (iv)          The definition of “Eligible UK Inventory” is hereby amended by deleting the word “its” in the second line and replacing it with “their” and by deleting clause (c) of such definition in its entirety and substituting the following therefor:

          (c)          which is, in the opinion of the Administrative Agents, obsolete, unmerchantable, defective, used, unfit for sale, not salable at prices approximating at least the cost of such Inventory in the ordinary course of business or unacceptable due to age, type, category and/or quantity;

                     (v)          The definition of “Eligible US Inventory” is hereby amended by deleting clause (c) of such definition in its entirety and substituting the following therefor:

          (c)          which is, in the opinion of the US Administrative Agent, obsolete, unmerchantable, defective, used, unfit for sale, not salable at prices approximating at least the cost of such Inventory in the ordinary course of business or unacceptable due to age, type, category and/or quantity;

                    (vi)          The definition of “Net Orderly Liquidation Value” is hereby amended by deleting such definition in its entirety and substituting the following therefor:

          “Net Orderly Liquidation Value” means, with respect to any category of Inventory of any Person, the orderly liquidation value thereof as determined in a manner acceptable to the Administrative Agents by an appraiser acceptable to the Administrative Agents, net of all costs of liquidation thereof.

                     (vii)          The definition of “Total Revolving Commitment” is hereby amended by deleting the last sentence of such definition in its entirety.

                     (viii)          The definition of “UK Availability” is hereby amended by deleting the word “Commitment” in the second line and replacing it with “Commitments.”

                     (ix)          The definition of “UK Borrowing Base” is hereby amended by deleting such definition in its entirety and substituting the following therefor:

          “UK Borrowing Base” means, at any time, the sum of:

(a)	85% of the Eligible UK Accounts at such time, plus

(b)	the lesser of:

	(i)	$5,000,000, or

	(ii)	the sum of:

          (A) the lesser of (1) 65% of the Eligible UK Standard Finished Goods Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time, or (2) the product of (x) 85% multiplied by (y) the Net Orderly Liquidation Value percentage for Eligible UK Standard Finished Goods Inventory identified in the most recent inventory appraisal ordered by the Administrative Agents multiplied by (z) the Eligible UK Standard Finished Goods Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time, plus

          (B) the lesser of (1) 65% of the Eligible UK Slow Moving Finished Goods Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time, or (2) the product of (x) 85% multiplied by (y) the Net Orderly Liquidation Value percentage for Eligible UK Slow Moving Finished Goods Inventory identified in the most recent inventory appraisal ordered by the Administrative Agents multiplied by (z) the Eligible UK Slow Moving Finished Goods Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time, plus

          (C) the lesser of (1) 65% of the Eligible UK Standard Raw Material Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time, or (2) the product of (x) 85% multiplied by (y) the Net Orderly Liquidation Value percentage for Eligible UK Standard Raw Material Inventory identified in the most recent inventory appraisal ordered by the Administrative Agents multiplied by (z) the Eligible UK Standard Raw Material Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time, plus

          (D) the lesser of (1) 65% of the Eligible UK Specialized Raw Material Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time, or (2) the product of (x) 85% multiplied by (y) the Net Orderly Liquidation Value percentage for Eligible UK Specialized Raw Material Inventory identified in the most recent inventory appraisal ordered by the Administrative Agents multiplied by (z) the Eligible UK Specialized Raw Material Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time, minus

(c)	if applicable, UK Reserves minus

(d)	Reserves (in each case expressed in Dollars).

The Administrative Agents may, in their Permitted Discretion, reduce the advance rates set forth above, adjust UK Reserves or Reserves or reduce one or more of the other elements used in computing the UK Borrowing Base.

(x) The definition of “US Availability” is hereby amended by deleting the word “Commitment” in the second line and replacing it with “Commitments.”

(xi) The definition of “US Borrowing Base” is hereby amended by deleting such definition in its entirety and substituting the following therefor:

          “US Borrowing Base” means, at any time, the sum of:

(a)	85% of the Eligible US Accounts at such time, plus

(b)	the lesser of:

(i)	$32,000,000, or

(ii)	the sum of:

          (A) the lesser of (1) 65% of the Eligible US Standard Finished Goods Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time, or (2) the product of (x) 85% multiplied by (y) the Net Orderly Liquidation Value percentage for Eligible US Standard Finished Goods Inventory identified in the most recent inventory appraisal ordered by the US Administrative Agent multiplied by (z) the Eligible US Standard Finished Goods Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time, plus

          (B) the lesser of (1) 65% of the Eligible US Slow Moving Finished Goods Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time, or (2) the product of (x) 85% multiplied by (y) the Net Orderly Liquidation Value percentage for Eligible US Slow Moving Finished Goods Inventory identified in the most recent inventory appraisal ordered by the US Administrative Agent multiplied by (z) the Eligible US Slow Moving Finished Goods Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time, plus

          (C) the lesser of (1) 65% of the Eligible US Standard Raw Material Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time, or (2) the product of (x) 85% multiplied by (y) the Net Orderly Liquidation Value percentage for Eligible US Standard Raw Material Inventory identified in the most recent inventory appraisal ordered by the US Administrative Agent multiplied by (z) the Eligible US Standard Raw Material Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time, plus

          (D) the lesser of (1) 65% of the Eligible US Specialized Raw Material Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time, or (2) the product of (x) 85% multiplied by (y) the Net Orderly Liquidation Value percentage for Eligible US Specialized Raw Material Inventory identified in the most recent inventory appraisal ordered by the US Administrative Agent multiplied by (z) the Eligible US Specialized Raw Material Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time, minus

(c)	Reserves plus

(d)	the M&E Component.

The Administrative Agent may, in its Permitted Discretion, reduce the advance rates set forth above, adjust Reserves or reduce one or more of the other elements used in computing the US Borrowing Base.

          (b)       Amendment to Section 2.04 of the Existing Credit Agreement.  Section 2.04 of the Existing Credit Agreement is hereby amended by adding a new clause (h) as set forth below:

(h) Notwithstanding the foregoing provisions of this Section 2.04, no Protective Advance shall remain outstanding for more than sixty (60) days.

          (c)          Amendment to Section 5.01(h)(iii) of the Existing Credit Agreement.  Subclause (iii) of Section 5.01(h) of the Existing Credit Agreement is hereby amended by deleting such subclause (iii) in its entirety and substituting the following therefor:

          (iii)          a worksheet of calculations prepared by the applicable Borrowing Representative to determine Eligible US Accounts, Eligible US Slow Moving Finished Goods Inventory, Eligible US Specialized Raw Material Inventory, Eligible US Standard Finished Goods Inventory, Eligible US Standard Raw Material Inventory, M&E Component, Eligible UK Accounts, Eligible UK Finished Goods Inventory, Eligible UK Raw Material Inventory and Eligible Belgian Accounts, such worksheets detailing the Accounts, Inventory and Equipment excluded from Eligible US Accounts, Eligible US Slow Moving Finished Goods Inventory, Eligible US Specialized Raw Material Inventory, Eligible US Standard Finished Goods Inventory, Eligible US Standard Raw Material Inventory, M&E Component, Eligible UK Accounts, Eligible UK Finished Goods Inventory, Eligible UK Raw Material Inventory and Eligible Belgian Accounts and the reason for such exclusions;

          (d)          Amendment to Section 5.13 of the Existing Credit Agreement.  Section 5.13 of the Existing Credit Agreement is hereby amended by deleting Section 5.13 in its entirety and substituting the following new Section 5.13 as set forth below:

          SECTION 5.13.  Depository Banks.  Schedule 5.13 sets forth all deposit accounts maintained by the Loan Parties as of the Effective Date with banking institutions other than the Administrative Agents.  On or before June 30, 2007, the US Borrowers will establish and thereafter maintain the US Administrative Agent, as its principal depository bank, the US Borrowers’ primary deposit and operating accounts, including accounts for the maintenance of operating, administrative, cash management, collection activity, and other deposit accounts for the conduct of business.  No Loan Party shall open any deposit or operating account with any banking institution other than the Administrative Agents without the consent of the Administrative Agents.  Each Loan Party shall promptly notify the Administrative Agents of the closing of any deposit account.  Upon the closing of any deposit account, all amounts held in such deposit account shall be wired, or otherwise transferred in immediately available funds in a manner satisfactory to the Administrative Agents, to a Collateral Deposit Account.

          (e)          Amendment to Section 5.15 of the Existing Credit Agreement.  Paragraph (b) of Section 5.15 of the Existing Credit Agreement is hereby amended by deleting the introductory clause “Within 60 days after the Effective Date” in its entirety and substituting the following therefor, “On or before June 30, 2007 (or such later date as may be agreed to by the US Administrative Agent in its Permitted Discretion),”.

          (f)          Amendment to Section 9.01 of the Existing Credit Agreement.  Section 9.01 of the Existing Credit Agreement is hereby amended by deleting subsection 9.01(a) in its entirety and substituting the following therefor:

          (a)          Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

(i) if to any Loan Party, to the Company at:

Calgon Carbon Corporation
400 Calgon Carbon Drive
Pittsburgh, Pennsylvania 15230-0717
Attention: Peter Lee
Telephone: 412-787-6890
Facsimile: 412-787-6313

With a copy to:

Calgon Carbon Corporation
400 Calgon Carbon Drive
Pittsburgh, Pennsylvania 15230-0717
Attention: Dennis Sheedy, Vice President and General Counsel
Telephone: 412-787-6786
Facsimile: 412-787-4511

(ii) if to the US Administrative Agent:

JPMorgan Chase Bank
530 Fifth Avenue, 8th Floor
New York, New York 10036
Attention: Calgon Account Executive
Telephone: 212-837-3212
Facsimile: 212-837-3301

With a copy to:

JPMorgan Chase Bank, N.A.
120 S. LaSalle St., 8th Floor
Chicago, Illinois 60603
Attention: Calgon Collateral Specialist
Telephone: 312-661-9601
Facsimile: 312-661-9604

(iii) if to the European Administrative Agent, at:

J.P. Morgan Europe Limited
125 London Wall
Floor 9
EC2Y 5AJ
London, United Kingdom
Attention: Stephen Clarke
Telephone: +44 (0) 20 7325 5424
Fax: +44 (0) 20 7777 2360

With a copy to:

JPMorgan Chase Bank
530 Fifth Avenue, 8th Floor
New York, New York 10036
Attention: Calgon Account Executive
Telephone: 212-837-3212
Facsimile: 212-837-3301

(iv) if to the Issuing Bank, with respect to Letters of Credit issued for the UK Borrowers or the Belgian Borrower, at:

J.P. Morgan Europe Limited
125 London Wall
Floor 9
EC2Y 5AJ
London, United Kingdom
Attention: Stephen Clarke
Telephone: +44 (0) 22 7325 5424
Facsimile: +44 (0) 20 7777 2360

(v) if to any other Lender, to it at its address or facsimile number set forth in its Administrative Questionnaire.

All such notices and other communications (i) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received or (ii) sent by facsimile shall be deemed to have been given when sent, provided that if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient.

          (g)          Amendment to Section 9.02(c) of the Existing Credit Agreement.  The second sentence of Section 9.02(c) of the Existing Credit Agreement is hereby amended by deleting the reference to “$5,000,000” and substituting “$2,500,000” therefor.

          (h)          Amendments to Schedules 1(a), 5.13 and 5.18 to the Existing Credit Agreement.  Schedules 1(a), 5.13 and 5.18 to the Existing Credit Agreement shall be amended in their entirety as set forth on the Schedules 1(a), 5.13 and 5.18 attached hereto.

          (i)          Amendments to Exhibits B-1, B-2, B-3 and C to the Existing Credit Agreement.  Exhibits B-1, B-2, B-3 and C to the Existing Credit Agreement shall be amended in their entirety as set forth on the Exhibits B-1, B-2, B-3 and C attached hereto.

3.        No Default; Representations and Warranties, etc.

          Each of the Loan Parties represents and warrants to the Lenders and the Administrative Agents that as of the date hereof (a) the representations of the Loan Parties contained in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof as if made on such date (except to extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date); (b) the Loan Parties are in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement and the other Loan Documents to be observed or performed by them thereunder; (c) no Default shall have occurred and be continuing; and (d) the execution, delivery and performance by the Loan Parties of this Amendment (i) have been duly authorized by all necessary corporate and, if required, shareholder action on the part of the Loan Parties, (ii) will not violate any applicable material law or regulation or the organizational documents of any Loan Party, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding on any Loan Party or any of its assets and (iv) do not require any consent, waiver or approval of or by any Person (other than the Administrative Agents and the Lenders) which has not been obtained.

4.          Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the satisfaction of the following conditions precedent:

             (a)          Counterparts of Amendment.  The Administrative Agents shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agents (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

             (b)          Corporate Documents.  Such documents and certificates as the Administrative Agents or its counsel may reasonably request relating to borrowings under the Credit Agreement and any other legal matters relating to the Loan Parties (including board of director resolutions and evidence of the incumbency of officers) and the Existing Credit Agreement, as amended by this Amendment.

             (c)          Financial Officer Certificate.  The Agent shall have received a certificate of the chief financial officer of the US Borrowing Representative on behalf of the Loan Parties dated the date hereof, stating that the representations and warranties in Article III are true and correct in all material respects on such date as though made on and as of such date and that no event has occurred and is continuing which constitutes a Default.

             (d)          Solvency Assurances.  The US Administrative Agent shall have received a certificate of a duly authorized officer of the Loan Parties on behalf of the Loan Parties dated as of the date hereof in form and substance satisfactory to the US Administrative Agent.

             (e)          Other Documents.  Such other documents as the Agent or counsel to the Agent may reasonably request.

5.          Confirmation of Guarantee and Collateral Documents.  Each Loan Guarantor hereby confirms that the obligations of the Borrowers under the Credit Agreement shall be entitled to the benefits of the guarantee set forth in Article X of the Credit Agreement, and each Loan Party hereby confirms that the Obligations under the Credit Agreement, and in respect of its guarantee under Article X of the Credit Agreement (in the case of the Loan Guarantors), shall be entitled to the benefits of the collateral security provided by the Collateral Documents.  Each Affiliate or Subsidiary of any Loan Party that is a party to any Other Collateral Documents hereby confirms that the Obligations under the Credit Agreement shall be entitled to the benefits of the collateral security provided by the Other Collateral Documents.

6.          Miscellaneous.

(a)         The Loan Parties, the Lenders and the Administrative Agents hereby ratify and confirm the terms and provisions of the Credit Agreement and the other Loan Documents and agree that, except to the extent specifically amended hereby, the Credit Agreement, the other Loan Documents and all related documents shall remain in full force and effect.  Nothing contained herein shall constitute a waiver of any provision of the Loan Documents, except such waivers or consents as are expressly set forth herein.

(b)         The Loan Parties jointly and severally agree to pay all reasonable out-of-pocket costs and expenses incurred by JPMorgan Chase Bank, N.A. and its respective Affiliates (including the reasonable fees, charges and disbursements of counsel for the Agent), in connection with the syndication of the increase in the Total Revolving Commitments provided for herein, the preparation and administration of this Amendment or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated).

(c)         This Amendment may be executed in any number of counterparts (including by way of facsimile transmission), each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(d)         This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

CALGON CARBON CORPORATION

By:	/s/ Leroy M. Ball

Name:	Leroy M. Ball
Title:	Senior Vice President

CALGON CARBON INVESTMENTS, INC.

By:	/s/ Leroy M. Ball

Name:	Leroy M. Ball
Title:	Vice President

BSC COLUMBUS, LLC

By:	/s/ Leroy M. Ball

Name:	Leroy M. Ball
Title:	Manager

CCC COLUMBUS, LLC

By:	/s/ Leroy M. Ball

Name:	Leroy M. Ball
Title:	Manager
:

EXECUTED AND DELIVERED as a Deed by
CHEMVIRON CARBON LIMITED acting by:

Director:	/s/ C.H.S (Kees) Majoor

Director/secretary:	/s/ Leroy M. Ball

EXECUTED AND DELIVERED as a Deed by
WATERLINK (UK) HOLDINGS LIMITED acting by:

Director:	/s/ C.H.S (Kees) Majoor

Director/secretary:	/s/ Leroy M. Ball

EXECUTED AND DELIVERED as a Deed by
SUTCLIFFE SPEAKMAN LIMITED acting by:

Director:	/s/ C.H.S (Kees) Majoor

Director/secretary:	/s/ Leroy M. Ball

EXECUTED AND DELIVERED as a Deed by
LAKELAND PROCESSING LIMITED acting by:

Director:	/s/ C.H.S (Kees) Majoor

Director/secretary:	/s/ Leroy M. Ball

EXECUTED AND DELIVERED as a Deed by
CHARCOAL CLOTH (INTERNATIONAL)

LIMITED acting by:

Director:	/s/ C.H.S (Kees) Majoor

Director/secretary:	/s/ Leroy M. Ball

ADMINISTRATIVE AGENTS AND LENDERS:

JPMORGAN CHASE BANK, N.A., as Initial Lender and as US Administrative Agent

By:	/s/ Donna DiForio

Name:	Donna DiForio
Title:	Vice President

J.P. MORGAN EUROPE LIMITED, as European Administrative Agent

By:	/s/ Tim Jacob

Name:	Tim Jacob
Title:	Senior Vice President

Schedule 1(a)

COMMITMENT SCHEDULE

Lender	Total Revolving Commitment	UK Revolving Sublimit	Belgian Revolving Sublimit

JPMorgan Chase Bank, N.A.	$55,000,000	$12,000,000	$6,000,000
Total	$55,000,000	$12,000,000	$6,000,000

Schedule 5.13

Deposit Accounts

Company	Name of depository bank	Type of Account	Account Number

Calgon Carbon Corporation	National City	Cash Nat’l City CMA	967078174
Calgon Carbon Corporation	National City	Cash Nat’l City Lockbox	967078182
Calgon Carbon Corporation	National City	Cash Nat’l City Lockbox	657657162
Calgon Carbon Corporation	National City	Cash Nat’l City A/P Chk	0198280
Calgon Carbon Corporation	National City	Cash Nat’l City A/P EFT	967078190
Calgon Carbon Corporation	Bank Mendes Gans	BMG Short Term Investment	026.10.14.889
Calgon Carbon Corporation	Bank of America	Cash BOA Travel/Proc. Card	003921319563
Calgon Carbon Corporation	Bank of America	BOA Korea	0180 01 607041128039
Calgon Carbon Corporation	Six Rivers Bank	Blue Lake Petty Cash	202563650
Calgon Carbon Corporation	Hancock Bank	Pearl River Petty Cash	01-418-7261
Calgon Carbon Corporation	Kentucky Farmers Bank	Big Sandy Petty Cash	6022401
Calgon Carbon Corporation	Wachovia Bank	Vara Petty Cash	2158095439028
Calgon Carbon Corporation	ING Seneffe	Euro Account	310-0750000-82
Calgon Carbon Corporation	ING Seneffe	GBP Account	310-0750000-82
Calgon Carbon Corporation	ING Seneffe	USD Account	310-0750000-82
Calgon Carbon Corporation	ING Breda	Euro Account	0209962003
Calgon Carbon Corporation	Banque de la Poste	Euro Account	000-3000-863
Calgon Carbon Corporation	Bank Mendes Gans	Euro Account	026 101 49 27
Calgon Carbon Corporation	Bank Mendes Gans	USD Account	026 101 4919
Calgon Carbon Investments	Bank of America	CCI Cash Management	01242-02460
BSC Columbus, LLC	National City	BSC Columbus Cash Nat City	964897473
CCC Columbus, LLC	National City	CCC Columbus Cash Nat City	964897481
Chemviron Carbon Limited	Barclays Bank 9 High Street, Thurrock Grays, Essex, RM17 6NL, United Kingdom	Current Account GBP	30248789

Company	Name of depository bank	Type of Account	Account Number

Chemviron Carbon Limited	Barclays Bank 9 High Street, Thurrock Grays, Essex, RM17 6NL, United Kingdom	Business Premium GBP	60920851
Chemviron Carbon Limited	Barclays Bank 9 High Street, Thurrock Grays, Essex, RM17 6NL, United Kingdom	Current Account EUR	77586033
Chemviron Carbon Limited	Barclays Bank 9 High Street, Thurrock Grays, Essex, RM17 6NL, United Kingdom	Current Account USD	86858822
Waterlink (UK) Holdings Limited	THE ROYAL BANK OF SCOTLAND PLC 1 DALE STREET LIVERPOOL L2 2PP	Current Account GBP	10301585
Sutcliffe Speakman Limited	THE ROYAL BANK OF SCOTLAND PLC 1 DALE STREET LIVERPOOL L2 2PP United Kingdom	Current Account GBP	10125663
Sutcliffe Speakman Limited	THE ROYAL BANK OF SCOTLAND PLC 1 DALE STREET LIVERPOOL L2 2PP United Kingdom	Special Interest Bearing Account GBP	10687734
Lakeland Processing Limited	THE ROYAL BANK OF SCOTLAND PLC 1 DALE STREET LIVERPOOL L2 2PP United Kingdom	Current Account GBP	10147632

Schedule 5.18

Post-Closing List

	Document/Deliverable	Due Date

1.

The Loan Parties shall provide evidence satisfactory to the Administrative Agents that the European Administrative Agent has obtained a first ranking mortgage on the Belgian Real Property securing the Obligations in an amount satisfactory to the Administrative Agents.

3/31/07

2.

The Loan Parties shall provide evidence satisfactory to the US Administrative Agent that all actions have been taken, and all documents, filings and recordings have been executed, delivered, filed and recorded, that, in the reasonable opinion of the US Administrative Agent, are necessary or desirable in order to create in favor of the US Administrative Agent, valid and perfected First Priority security interests in those United States and Canadian patents, patent applications, trademarks and trademark applications that the US Administrative Agent has determined are of material value or importance to the Loan Parties.

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3.

The Loan Parties shall provide evidence satisfactory to the Administrative Agents that the European Administrative Agent has obtained a valid and perfected German Law Share Pledge over 65% of the shares in Chemviron Carbon GmbH.

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ASSIGNMENT AND ACCEPTANCE

This ASSIGNMENT AND ACCEPTANCE (this “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between JPMorgan Chase Bank, N.A. (the “Assignor”) and Citizens Bank of Pennsylvania (the “Assignee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below  (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agents as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, and guarantees, included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by the Assignor.

1.	Assignor:	JPMorgan Chase Bank, N.A.

2.	Assignee:	Citizens Bank of Pennsylvania

3.	Borrowers:	Calgon Carbon Corporation, and the other Borrowers named therein.

4.	Administrative Agents:	JPMorgan Chase Bank, N.A. as US Administrative Agent and J.P. Morgan Europe Limited, as European Administrative Agent under the Credit Agreement.

5.          Credit Agreement:  The $55,000,000 Credit Agreement dated as of August 18, 2006 among Calgon Carbon Corporation (the “Company”) and the other Borrowers named therein (collectively with the Company, the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as US Administrative Agent, J.P. Morgan Europe Limited, as European Administrative Agent, and the other agents party thereto, as amended by the First Amendment to Credit Agreement dated as of February 5, 2007.

6.          Assigned Interest:

Aggregate Amount of Total Revolving Commitment/Loans for all Lenders*	Amount of Total Revolving Commitment/Loans Assigned	Amount of UK Revolving Sublimit/UK Revolving Loans Assigned	Amount of Belgian Revolving Sublimit/Belgian Revolving Loans Assigned	Percentage Assigned of Commitment/ Loans[1]

55,000,000	$20,000,000	$4,363,636	$2,181,818	36.363636363%

[1] Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

*In accordance with Section 9.04(c), assignments of Total Revolving Commitment and Total Revolving Exposure shall include a pro rata assignment of UK Revolving Sublimit, UK Revolving Exposure, Belgian Revolving Sublimit and Belgian Revolving Exposure, Effective Date:   February 5, 2007

          The Assignee agrees to deliver to the Administrative Agents a completed Administrative Questionnaire in which the Assignee designators on or more Credit Contacts to whom all syndicate-level information (which may contain material non-public information about the Company, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR

JPMORGAN CHASE BANK, N.A.

By:	/s/ Donna DiForio

Title:	Vice President

ASSIGNEE

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Paul A. Rebholz

Title:	Vice President

Consented to and Accepted:

JPMORGAN CHASE BANK, N.A., as US Administrative Agent and Issuing Bank

By	/s/ Donna DiForio

Title:	Vice President

J.P. MORGAN EUROPE LIMITED, as European Administrative Agent

By	/s/ Tim Jacob

Title:	Senior Vice President

Consented to:

CALGON CARBON CORPORATION

By	/s/ Leroy M. Ball

Title:	Senior Vice President

ANNEX 1

Credit Agreement dated as of August 18, 2006, as amended, among Calgon Carbon Corporation (the “Company”) and the other Borrowers named therein (collectively with the Company, the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as US Administrative Agent, J.P. Morgan Europe Limited, as European Administrative Agent, and the other agents party thereto.

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ACCEPTANCE

1.          Representations and Warranties.

                    1.1.          Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by any Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

                    1.2.          Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agents or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agents, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.          Payments.  From and after the Effective Date, the Administrative Agents shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3.          General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument.

Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by facsimile shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.  This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York.